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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------

          Date of Report (Date of earliest event reported): May 8, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-12387                76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer of
 incorporation or organization)         File Number)            Incorporation
                                                            Identification No.)


       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS               60045
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.


         On May 9, 2007, Tenneco Inc. announced that David A. Wardell has been elected the company's senior vice president, general counsel and corporate secretary. Karel Van Bael has been promoted to vice president and general manager for the original equipment ride control business, Europe. Both appointments are effective immediately. A copy of the company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------

99.1               Press release issued May 9, 2007


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TENNECO INC.


Date:  May 9, 2007              By:  /s/ David A. Wardell
                                     ------------------------------------------
                                     David A. Wardell
                                     Senior Vice President, General Counsel and
                                     Corporate Secretary